UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 2, 2015

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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2300, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-853-1400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 7, 2015, Acuity Brands, Inc. (the “Company”) issued a press release containing information about the Company's results of operations for its fiscal quarter and year ended August 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
The press release includes the following non-GAAP financial measures: “adjusted selling, distribution, and administrative (“SD&A”) expenses,” “adjusted operating profit,” “adjusted operating profit margin,” “adjusted net income,” and “adjusted diluted earnings per share” (“EPS”). These non-GAAP financial measures are provided to enhance the reader's overall understanding of the Company's current financial performance and prospects for the future. Specifically, management believes that adjusted SD&A expenses, adjusted operating profit, adjusted operating profit margin, adjusted net income, and adjusted diluted EPS provide useful information to investors by excluding or adjusting items for acquisition-related professional fees, special charges associated with efforts to streamline the organization, and the incremental recoveries associated with previously disclosed fraud perpetrated at the freight payment and audit service firm formerly retained by the Company. Management believes these items impacted the comparability of the Company's results and that they are not reflective of the fixed costs or benefits that the Company will incur over the long term. However, the Company has incurred similar charges associated with streamlining activities in prior fiscal years and continually evaluates streamlining measures which could result in additional charges in future periods. These non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP. The most directly comparable GAAP measure for adjusted SD&A expenses is “SD&A expenses” which includes acquisition-related professional fees and the benefit of the insurance recovery related to the previously reported fraud. The most directly comparable GAAP measures for adjusted operating profit, adjusted operating profit margin, adjusted net income, and adjusted diluted EPS are “operating profit,” “operating profit margin,” “net income,” and “diluted EPS,” respectively, which include the impact of the acquisition-related professional fees, special charges, and the incremental recoveries associated with the aforementioned fraud.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 2, 2015, the Board of Directors of the Company approved an amendment and restatement of the Company’s By-Laws (the “Amended and Restated By-laws”) to require directors be elected by the affirmative vote of the majority of the votes cast at an annual meeting of stockholders in uncontested elections. The Amended and Restated By-laws is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 8.01. Other Events.
On October 2, 2015, the Board of Directors declared a quarterly dividend of 13 cents per share and announced that it will hold its annual meeting of stockholders on January 6, 2016. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).
99.1	Press Release dated October 7, 2015 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 2, 2015 (Filed with the Commission as part of this Form 8-K).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 7, 2015

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Acuity Brands, Inc. (Filed with the Commission as part of this Form 8-K).
99.1	Press Release dated October 7, 2015 (Filed with the Commission as part of this Form 8-K).
99.2	Press Release dated October 2, 2015 (Filed with the Commission as part of this Form 8-K).